                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                WITH RESPECT TO

                     CHEVRON PHILLIPS CHEMICAL COMPANY LLC

                      CHEVRON PHILLIPS CHEMICAL COMPANY LP

                               OFFER TO EXCHANGE

                         7% OUTSTANDING NOTES DUE 2011
                         FOR 7% EXCHANGE NOTES DUE 2011
                           THAT HAVE BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
    NEW YORK CITY TIME, ON              , 2001 UNLESS THE OFFER IS EXTENDED.

                              THE BANK OF NEW YORK
                             (the "Exchange Agent")

                      By Mail                                  By Hand or Overnight Delivery
               The Bank of New York                                The Bank of New York
                101 Barclay Street                                  101 Barclay Street
                        7E                                  Corporate Trust Services Department
                New York, NY 10286                                     Ground Level
                Attn: Enrique Lopez                                 New York, NY 10286
              Reorganization Unit 7E                                Attn: Enrique Lopez
                                                                  Reorganization Unit 7E

                                  By facsimile
                                 (212) 815-6339

                              Confirm by Telephone
                                 (212) 815-2742

                                  Information
                                 (212) 815-2742

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via a facsimile number other than the ones listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be completed by holders of Outstanding Notes (as defined below) if Outstanding Notes are to be forwarded herewith. If tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

     Holders of Outstanding Notes whose certificates (the "certificates") for such Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

ALL TENDERING HOLDERS MUST COMPLETE THIS BOX:

-----------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF OUTSTANDING NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF               CERTIFICATE OR        AGGREGATE PRINCIPAL
            REGISTERED OWNER(S)                    REGISTRATION          AMOUNT REPRESENTED        PRINCIPAL AMOUNT
              (PLEASE FILL IN)                       NUMBERS*           BY OUTSTANDING NOTES          TENDERED**
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                 Total Principal
                                                      Amount
-----------------------------------------------------------------------------------------------------------------------
  *  Need not be completed by book-entry Holders.
  ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.
-----------------------------------------------------------------------------------------------------------------------

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
   -----------------------------------------------------------------------------
    Account Number
   -----------------------------------------------------------------------------
    Transaction Code Number
   -----------------------------------------------------------------------------

     Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
   ----------------------------------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery
   ----------------------------------------------------
    Name of Eligible Institution that Guaranteed Delivery
   ---------------------------------------------------
   -----------------------------------------------------------------------------

     If guaranteed delivery is to be made by book-entry transfer:

DTC Account Number
--------------------------------------------------------------------------------
Transaction Code Number
------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING
    NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
    ABOVE:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES ("A

    PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:
    Name
   -----------------------------------------------------------------------------
    Address
   -----------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Chevron Phillips Chemical Company LLC, a Delaware limited liability company (the "LLC") and Chevron Phillips Chemical Company LP, a Delaware limited partnership (the "LP" and, together with the LLC, the "Company"), the principal amount of the Company's 7% Notes due 2011 (the "Outstanding Notes") specified above in exchange for a like aggregate principal amount of the Company's 7% Exchange Notes due 2011 (the "Exchange Notes"), upon the terms and subject to the conditions set forth in the Prospectus dated April
  , 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Outstanding Notes. The certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a Participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

     By tendering Outstanding Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, the undersigned hereby represents and agrees that

     (i)  the undersigned is not an "affiliate" of the Company,

     (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, and

     (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes.

     By tendering Outstanding Notes pursuant to the exchange offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Outstanding Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Outstanding Notes held by the broker-dealer are held only as a nominee, or (b) such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 135 days after the expiration date (subject to extension under certain limited circumstances) or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Outstanding Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 135-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                    HOLDER(S) OF OUTSTANDING NOTES SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2.)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed endorsements and documents transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a representative capacity, please set forth signer's full title. See Instruction 5.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S))

Name and Capacity (full title):
--------------------------------------------------------------------------------

Address (including zip code):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
-----------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
-----------------------------------------------------------------

Dated:
------------------------

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature:
--------------------------------------------------------------------------------
                       (SIGNATURE OF REPRESENTATIVE OF SIGNATURE GUARANTOR)

Name and Capacity or Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
-----------------------------------------------------------------------------
                                           (PLEASE PRINT OR TYPE.)

Dated:
------------------------

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS

   To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

   Name:
   ---------------------------------------------------

   Address:
   -------------------------------------------------

          ------------------------------------------------------------

               Taxpayer Identification or Social Security Number:

          ------------------------------------------------------------
                            (PLEASE PRINT OR TYPE.)
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

   To be completed ONLY if the Exchange Notes are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or to registered holder(s) at an address other than that shown above.

   Name:
   ---------------------------------------------------

   Address:
   -------------------------------------------------

          ------------------------------------------------------------
                            (PLEASE PRINT OR TYPE.)

          ------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed if certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the expiration date. Outstanding Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

     Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes and this Letter of Transmittal to the Exchange Agent on or prior to the expiration date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and (iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Outstanding Notes, in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Outstanding Notes to be properly tendered pursuant to the guaranteed procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

     THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any Agent's Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, or purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. INADEQUATE SPACE.

     If the space provided in the box captioned "Description of Outstanding Notes" is inadequate, the certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

     Tenders of Outstanding Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Outstanding Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the box entitled "Principal Amount of Outstanding Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Outstanding Note, promptly after the expiration date. All Outstanding Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes) and (where certificates for Outstanding Notes have been transmitted) specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing holder. If certificates for the Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificate, the withdrawing holder must submit the serial number of the particular certificates for the Outstanding Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes and otherwise comply with the procedures of such facility. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under "The Exchange
Offer -- Procedures for Tendering Outstanding Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "The Exchange Offer -- Book-Entry Transfer" such Outstanding Notes will be credited to an account maintained with DTC for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

5. SIGNATURE ON THIS LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

     If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. IRREGULARITIES.

     The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Outstanding Notes not properly tendered or to not accept any particular Outstanding Notes which acceptance might, in the judgment of the

Company or it counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the expiration date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Outstanding Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Outstanding Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. LOST, STOLEN OR DESTROYED CERTIFICATES.

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. SECURITY TRANSFER TAXES.

     Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register Exchange Notes in the name of or request that Outstanding Notes not tendered or not accepted in the Exchange Offer to be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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